UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 7, 2011
Date of Report (date of earliest event reported)

_________________________

ASCENA RETAIL GROUP, INC.
(Exact name of Registrant as specified in its charter)

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Delaware	0-11736	30-0641353
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification Number)

30 Dunnigan Drive
Suffern, New York 10901
(Address of principal executive offices, including zip code)

(845) 369-4500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 7, 2011, Ascena Retail Group, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, the following items were voted upon: (1) the election of three directors to serve on the board of directors for three-year terms and until their successors are duly elected and qualified; (2) a proposal to consider the approval, by non-binding vote, of the compensation paid to the Company’s named executive officers during fiscal 2011, known as the “say-on-pay” proposal; (3) a proposal to recommend, by non-binding vote, the frequency of future advisory votes on executive compensation, known as the “frequency of say-on-pay” proposal; and (4) the ratification of the appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending July 28, 2012.  The voting results at the Annual Meeting, with respect to each of the matters described above, were as follows:

1.The three directors were elected based upon the following votes:

	For	Withheld	Broker Non-Votes
David R. Jaffe	60,719,457	1,192,673	11,277,911
Klaus Eppler	59,282,780	2,629,350	11,277,911
Kate Buggeln	60,783,717	1,128,413	11,277,911

2.The compensation paid to the Company’s named executive officers during fiscal 2011, known as the “say-on-pay” proposal, was approved, by non-binding vote, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
60,440,804	1,410,772	60,554	11,277,911

3.One year was approved, by non-binding vote, as the frequency of future advisory votes on executive compensation, known as the “frequency of say-on-pay” proposal, based upon the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
55,294,001	67,901	6,523,994	26,234	11,277,911

In light of the results of the advisory vote on the frequency of future say-on-pay votes, the board of directors has determined that the Company will hold an advisory say-on-pay vote annually.  The board of directors may reevaluate this determination after the next stockholder advisory vote on the frequency of say-on-pay votes.

4.The appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending July 28, 2012 was ratified based upon the following votes:

For	Against	Abstain
72,467,831	703,470	18,740

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENA RETAIL GROUP, INC.

Date: December 8, 2011	By:	/s/ Armand Correia
Name: Armand Correia
Title: Executive Vice President and Chief Financial Officer